Dreyfus
International
Growth Fund

ANNUAL REPORT
May 31, 2001

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            14   Financial Highlights

                            15   Notes to Financial Statements

                            20   Report of Independent Auditors

                            21   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                              Dreyfus International Growth Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus International Growth Fund, covering the 12-month period from June 1, 2000 through May 31, 2001. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Douglas Loeffler, CFA.

While the past year has been difficult for the U.S. economy, weakness in most international economies has not been as severe. What's more, we have recently seen signs that economic improvement in the U.S. may be in sight, which could lead to better conditions in Europe as well. The Federal Reserve Board's aggressive easing of monetary policy has produced a 2.5 percentage-point drop in short-term interest rates, a move designed to stimulate economic growth. Passage of a $1.3 trillion federal tax cut should further boost U.S. economic growth, as should reduced inventories of products on manufacturers' shelves. Based on these and other factors, we believe that currently weak economic conditions should give way to renewed economic growth in the U.S. later this year and in Europe soon thereafter. Japan's economy remains mired in recession, however, despite the recent election of a reform-minded Prime Minister.

The implications of this economic scenario may be positive for certain sectors of the international stock markets, especially global companies that rely on exports to the United States. A stronger global economy may also help spark a recovery in the shares of companies whose stock prices are inexpensive relative to historical norms, as well as stocks of fundamentally sound companies that were severely punished during the recent downturn.

Of course, our economic perspectives may change as new information becomes available. We encourage you to contact your financial advisor for information about ways to refine your investment strategies in the current environment. For additional market perspectives, point your web browser to www.dreyfus.com and go to the Market Commentary section.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
June 15, 2001




DISCUSSION OF FUND PERFORMANCE

Douglas Loeffler, CFA, Portfolio Manager

How did Dreyfus International Growth Fund perform relative to its benchmark?

For the 12-month period ended May 31, 2001, the fund produced a total return of -28.09% .(1) This compares with a -17.39% total return produced by the fund's benchmark, the Morgan Stanley Capital International (MSCI) World ex U.S. Index, for the same period.(2)

We attribute much of the fund's overall weak performance to a sharp shift in investor preference away from growth-oriented stocks. Growth stocks recovered modestly during April and May but remained out of favor for most of the reporting period as investors continued to believe that value-oriented investments offered better opportunities.

What is the fund's investment approach?

The fund focuses on individual stock selection. We do not attempt to predict interest rates or market movements, nor do we have country allocation models or targets. Rather, we choose investments on a company-by-company basis, searching to find what we believe are well-managed, well-positioned companies, wherever they may be.

Starting with roughly 1,000 of the largest companies outside the United States, we perform rigorous stock-by-stock analyses. Our goal is to identify companies that we believe have achieved and can sustain growth through a dominant brand name, growing market share, high barriers to entry or untapped market opportunities. In our view, these factors are the marks of companies whose growth, in both revenues and earnings, will exceed that of global industry peers, as well as that of their local markets.

The fund will typically hold 60-80 stocks, broadly invested across countries and industries, representing what we believe to be the best growth investment ideas in the world. We generally sell a stock when it reaches its target price or when we determine that circumstances have changed and it will most likely not reach the previously set target sale price.

                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

Fund performance was strongly affected by the global economic slowdown during the reporting period. Market sentiment, particularly for growth stocks, continued at a level of extreme pessimism. For their stocks to prosper, growth companies depend on investors' confidence in their ability to sustain high sales and earnings growth. When sales and earnings momentum falters, confidence is lost and stock prices decline.

Pessimism in overseas markets was driven primarily by concerns about the U.S. economy and slower corporate earnings growth. Weakness was particularly acute in the telecommunications and technology groups, traditional growth areas where the fund held most of its investments and which contributed to the fund's underperformance relative to its benchmark. Investors grew concerned that companies in these areas held too much inventory and had invested too heavily in new plants and manufacturing equipment. Both of these factors can create a sustained drag on earnings.

General weakness in international economies and markets also contributed to lackluster fund performance. The Japanese economy showed few signs of emerging from its decade-long recession, despite the election of a more reform-minded government. European markets slowed, but higher energy prices made central bankers reluctant to reduce interest rates. The strength of the U.S. dollar relative to other major currencies further eroded the value of the fund's overseas investments.

What is the fund's current strategy?

We have adjusted the fund's holdings to defend against near-term weakness, but we remain optimistic about the longer term prospects of international growth stocks. While we trimmed our telecommunications and technology investments, these industry groups remain, by far, our largest sector investments. However, we have moved our focus in these areas to companies with strong market positions, as well as companies that provide cost savings for other firms.


We have intensified our effort to find growth stocks selling at reasonable valuations, as well as either current profitability or strong potential for near-term profits. Accordingly, we have increased our investment in business services and contract manufacturers, which are companies that make products for sale by other firms. We have also emphasized companies with strong cash flows,
such   as   energy   producers   and   manufacturers   of   consumer  products.

We believe the fund to be well balanced geographically. Japan remains our largest single country exposure, because Japanese growth stocks continue to sell at reasonable valuations. In Europe, we' ve focused on companies that are positioned to take advantage of industry consolidation and the convergence of telephone and cable television. We have selectively increased the fund's emerging markets exposure, notably in Asia, where many growth stocks are selling at reasonable prices.

Over the longer term, we believe that growth investing will return to favor when current economic weakness dissipates and corporate earnings growth resumes. In the meantime, we are scouring the markets for opportunities to buy stocks of fast-growing companies at attractive prices.

June 15, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF NET DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MORGAN STANLEY CAPITAL INTERNATIONAL
(MSCI) WORLD EX U.S. INDEX IS AN UNMANAGED INDEX OF GLOBAL STOCK MARKET PERFORMANCE, EXCLUDING THE U.S., CONSISTING SOLELY OF EQUITY SECURITIES.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus International Growth Fund and the Morgan Stanley Capital International World ex-U.S. Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 5/31/01


                                                            Inception                                                From
                                                              Date             1 Year             5 Years          Inception
------------------------------------------------------------------------------------------------------------------------------------

FUND                                                         6/29/93          (28.09)%            (0.06)%            3.04%

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE MENTIONED GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS INTERNATIONAL GROWTH FUND ON 6/29/93 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE ON THAT DATE IN THE MORGAN STANLEY CAPITAL INTERNATIONAL WORLD EX-U.S. INDEX. FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 6/30/93 IS USED AS THE BEGINNING VALUE ON 6/29/93. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES. THE MORGAN STANLEY CAPITAL INTERNATIONAL WORLD EX-U.S. INDEX (THE "INDEX") IS AN UNMANAGED INDEX OF GLOBAL STOCK MARKET PERFORMANCE, EXCLUDING THE U.S., CONSISTING SOLELY OF EQUITY SECURITIES AND INCLUDES NET DIVIDENDS REINVESTED AND DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. THESE FACTORS CAN CONTRIBUTE TO THE INDEX POTENTIALLY OUTPERFORMING THE FUND. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.




STATEMENT OF INVESTMENTS

May 31, 2001

COMMON STOCKS--90.6%                                                                              Shares               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

BRAZIL--2.6%

Companhia de Bebidas das Americas, ADR                                                            17,700                 396,955

Embraer-Empresa Brasileira de Aeronautica, ADR                                                    13,150                 544,410

                                                                                                                         941,365

CANADA--5.1%

Alcan                                                                                             6,725                  301,280

Ballard Power Systems                                                                             3,325  (a)             179,883

Celestica                                                                                         5,000  (a)             250,000

Nortel Networks                                                                                  23,500                  313,255

Research in Motion                                                                                8,875  (a)             289,503

Talisman Energy                                                                                  12,400  (a)             505,134

                                                                                                                       1,839,055

DENMARK--4.0%

ISS                                                                                              11,150  (a)             639,037

Novo Nordisk, Cl. B                                                                              12,325                  495,165

Vestas Wind Systems                                                                               5,775                  281,826

                                                                                                                       1,416,028

FINLAND--2.5%

Nokia, ADR                                                                                       30,925                  904,247

FRANCE--11.8%

Accor                                                                                            10,625                  432,834

Altran Technologies                                                                              12,000                  698,281

Aventis                                                                                           8,750                  648,765

Bouygues                                                                                          5,650                  207,784

Business Objects                                                                                 13,075  (a)             430,825

PSA Peugeot Citroen                                                                                 850                  235,184

Thomson Multimedia                                                                                9,275  (a)             365,042

TotalFinaElf                                                                                      4,150                  603,809

Vivendi Environnement                                                                            13,950                  593,907

                                                                                                                       4,216,431

GERMANY--1.4%

Deutsche Boerse                                                                                   1,450                  490,912

HONG KONG--3.0%

CNOOC                                                                                           409,500                  406,885

China Unicom, ADR                                                                                41,300  (a)             664,930

                                                                                                                       1,071,815

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INDIA--.8%

Infosys Technologies, ADR                                                                         4,100                  273,060

ISRAEL--.7%

Check Point Software Technologies                                                                 4,762  (a)             256,481

ITALY--3.6%

Saipem                                                                                          108,525                  676,149

San Paolo--IMI                                                                                   45,700                  618,501

                                                                                                                       1,294,650

JAPAN--12.3%

Ajinomoto                                                                                        39,000                  425,549

FAST RETAILING                                                                                    2,300                  446,718

HOYA                                                                                              5,600                  399,529

KONAMI                                                                                            5,600                  289,072

Mitsubishi Electric                                                                              64,000                  358,302

NTT DoCoMo                                                                                           28                  535,840

Nikko Securities                                                                                 35,000                  283,491

PIONEER                                                                                          20,000                  600,974

TAKEFUJI                                                                                          5,800                  511,164

Takeda Chemical Industries                                                                       11,000                  558,586

                                                                                                                       4,409,225

LUXEMBOURG--1.9%

Societe Europeenne des Satellites                                                                 4,900                  666,169

MEXICO--.8%

Cemex, ADR                                                                                       10,750                  284,768

NETHERLANDS--6.0%

ASM Lithography                                                                                   5,275  (a)             122,697

Heineken                                                                                         12,937                  522,876

ING                                                                                               5,875                  382,891

STMicroelectronics                                                                                4,450                  158,192

TNT Post                                                                                         28,200                  627,025

VNU                                                                                               8,400                  329,182

                                                                                                                       2,142,863

PORTUGAL--1.5%

Brisa-Auto Estradas de Portugal                                                                  57,750                  523,501

SINGAPORE--1.1%

Flextronics International                                                                        16,050  (a)             404,781


COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

SOUTH KOREA--1.9%

Hyundai Motor                                                                                    16,000                  315,378

Korea Telecom Freetel                                                                            12,100  (a)             378,775

                                                                                                                         694,153

SPAIN--3.1%

Banco Santander Central Hispano                                                                  59,125                  562,988

Industria de Diseno Textil                                                                       34,925                  542,436

                                                                                                                       1,105,424

SWEDEN--2.2%

Assa Abloy, Cl. B                                                                                34,100                  518,510

Skandia Forsakrings                                                                              23,625                  249,711

                                                                                                                         768,221

SWITZERLAND--5.8%

Adecco                                                                                            7,750                  439,974

Nestle                                                                                              150                  310,068

Serono                                                                                              400                  362,887

Swatch                                                                                              375                  415,971

Synthes-Stratec                                                                                     900  (b)             540,992

                                                                                                                       2,069,892

TAIWAN--.2%

Taiwan Semiconductor Manufacturing                                                                3,325  (a)              66,035

UNITED KINGDOM--18.3%

ARM                                                                                              48,900  (a)             234,122

Aegis                                                                                           161,050                  282,877

Amvescap                                                                                         17,825                  323,441

British Sky Broadcasting                                                                          9,175  (a)              93,315

Cable & Wireless                                                                                 67,400                  439,171

Compass                                                                                          70,250                  518,443

Dimension Data                                                                                   67,600                  315,992

Energis                                                                                          90,425  (a)             341,032

GlaxoSmithKline                                                                                  22,850                  618,857

Pearson                                                                                          14,500                  268,654

Prudential                                                                                       43,425                  492,092

Reckitt Benckiser                                                                                42,825                  565,973

Shell Transport & Trading, ADR                                                                    7,950                  416,421

Shire Pharmaceuticals, ADR                                                                        4,700  (a)             233,073

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

UNITED KINGDOM (CONTINUED)

Spirent                                                                                          75,525                  286,442

Telewest Communications                                                                         171,600  (a)             293,508

Tesco                                                                                            82,025                  289,309

Vodafone                                                                                        209,750                  538,514

                                                                                                                       6,551,236

TOTAL COMMON STOCKS

   (cost $31,838,057)                                                                                                 32,390,312
------------------------------------------------------------------------------------------------------------------------------------

PREFERRED STOCKS--1.3%
------------------------------------------------------------------------------------------------------------------------------------

GERMANY;

Henkel KGaA

   (cost $504,322)                                                                                8,000                  479,401
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal
SHORT-TERM INVESTMENTS--3.9%                                                                 Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER;

Corporate Asset Funding, 4.22%, 6/1/2001

   (cost $1,400,000)                                                                          1,400,000                1,400,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $33,742,379)                                                              95.8%               34,269,713

CASH AND RECEIVABLES (NET)                                                                         4.2%                1,486,860

NET ASSETS                                                                                       100.0%               35,756,573

(A)  NON-INCOME PRODUCING.

(B)  SECURITY EXEMPT FROM REGISTRATION UNDER RULE 144A OF SECURITIES ACT OF
     1933. THIS SECURITY MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION,
     NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT MAY 31, 2001, THIS SECURITY
     AMOUNTED TO $540,992 OR 1.5% OF NET ASSETS.

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF ASSETS AND LIABILITIES

May 31, 2001

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  33,742,379  34,269,713

Receivable for investment securities sold                             2,599,605

Dividends receivable                                                     97,398

Prepaid expenses                                                          5,306

                                                                     36,972,022
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            61,489

Cash overdraft due to Custodian                                         350,982

Payable for investment securities purchased                             698,144

Payable for shares of Common Stock redeemed                              25,296

Accrued expenses                                                         79,538

                                                                      1,215,449
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       35,756,573
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      43,053,009

Accumulated net realized gain (loss) on investments
   and foreign currency transactions                                 (7,818,102)

Accumulated net unrealized appreciation (depreciation)
   on investments and foreign currency transactions--Note 4            521,666
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      35,756,573
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(100 million shares of $.001 par value Common Stock authorized)       4,125,528

NET ASSET VALUE, offering and redemption price per share--Note 3(e) ($)    8.67

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                        The Fund


STATEMENT OF OPERATIONS

Year Ended May 31, 2001

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $71,213 foreign taxes withheld at source)       485,716

Interest                                                               122,675

TOTAL INCOME                                                           608,391

EXPENSES:

Management fee--Note 3(a)                                              385,423

Distribution fee--Note 3(b)                                            256,949

Shareholder servicing costs--Note 3(c)                                 192,677

Custodian fees                                                          79,032

Professional fees                                                       39,983

Registration fees                                                       22,142

Prospectus and shareholders' reports                                    18,566

Directors' fees and expenses--Note 3(d)                                  4,676

Loan commitment fees--Note 2                                               569

Miscellaneous                                                           13,293

TOTAL EXPENSES                                                       1,013,310

INVESTMENT (LOSS)                                                    (404,919)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and
   foreign currency transactions                                   (7,816,381)

Net unrealized appreciation (depreciation) on
   investments and foreign currency transactions                   (6,786,163)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS            (14,602,544)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS            (15,007,463)

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                        Year Ended May 31,
                                             -----------------------------------
                                                     2001               2000
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)--net                          (404,919)            (712,449)

Net realized gain (loss) on investments       (7,816,381)          16,892,328

Net unrealized appreciation (depreciation)
   on investments                             (6,786,163)           4,395,105

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                 (15,007,463)          20,574,984
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

NET REALIZED GAIN ON INVESTMENTS             (14,245,814)           (317,368)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                 97,767,296         135,975,248

Dividends reinvested                          13,596,041             303,148

Cost of shares redeemed                     (112,521,088)       (138,740,420)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                (1,157,751)          (2,462,024)

TOTAL INCREASE (DECREASE) IN NET ASSETS     (30,411,028)          17,795,592
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                          66,167,601           48,372,009

END OF PERIOD                                35,756,573           66,167,601
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                   6,802,828            7,847,581

Shares issued for dividends reinvested        1,281,436               17,604

Shares redeemed                              (7,811,732)          (7,988,409)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   272,532             (123,224)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                                             Year Ended May 31,
                                                                 -------------------------------------------------------------------
                                                                 2001           2000           1999           1998          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            17.17          12.17          14.97          15.83         15.49

Investment Operations:

Investment income (loss)--net                                    (.11)(a)       (.19)(a)        .00(a,b)      (.12)         (.02)

Net realized and unrealized

   gain (loss) on investments                                   (3.89)          5.28          (2.39)          1.17          1.11

Total from Investment Operations                                (4.00)          5.09          (2.39)          1.05          1.09

Distributions:

Dividends from investment income--net                              --             --            --            (.01)         (.09)

Dividends in excess of investment
   income--net                                                     --             --            --             --           (.03)

Dividends from net realized gain
   on investments                                               (4.50)          (.09)          (.41)         (1.90)         (.63)

Total Distributions                                             (4.50)          (.09)          (.41)         (1.91)         (.75)

Net asset value, end of period                                   8.67          17.17          12.17          14.97         15.83
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                               (28.09)         41.81         (16.02)          8.42          7.36
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses to
   average net assets                                            1.97           1.98           2.01           1.92          1.98

Ratio of interest expense and loan
   commitment fees to average net assets                          .00(c)         .00(c)         .00(c)         .27           --

Ratio of net investment income (loss)
   to average net assets                                         (.79)         (1.18)           .02           (.70)         (.18)

Portfolio Turnover Rate                                        151.08         236.78         232.68         167.19        158.04
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                          35,757         66,168         48,372         77,927        88,694

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(C) AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.



NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus International Growth Fund (the "fund") is a separate non-diversified series of Dreyfus International Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering two series including the fund. The fund's investment objective is to provide investors with capital growth. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the funds shares, which are sold to the public without a sales charge.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operation; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amount of dividends, interest, and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.


During the period ended May 31, 2001, as a result of permanent book to tax differences, the fund increased accumulated undistributed net investment by $404,919 and decreased paid-in capital by the same amount. Net assets were not affected by this reclassification.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $2,269,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to May 31, 2001. This amount is calculated based on Federal income tax regulations which may differ from financial reporting in accordance with accounting principles generally accepted in the United States. If not applied, the carryover expires in fiscal 2009.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended May 31, 2001, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the fund's average daily net assets and is payable monthly.

                                                                        The Fund

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the fund pays the Distributor for distributing the fund's shares, for servicing shareholder accounts and for advertising and marketing relating to the fund. The Plan provides for payments to be made at an aggregate annual rate of .50 of 1% of the value of the fund' s average daily net assets. The Distributor may pay one or more Service Agents ( a securities dealer, financial institution or other industry professional) in respect of distribution services. The Distributor determines the amounts, if any, to be paid to Service Agents under the Plan and the basis on which such payments are made. The fees payable under the Plan are payable without regard to actual expenses incurred. The Plan also separately provides for the fund to bear the costs of preparing, printing and distributing certain of the fund's prospectuses and statements of additional information and costs associated with implementing and operating the Plan, not to exceed the greater of $100,000 or .005 of 1% of the value of the fund's average daily net assets for any full fiscal year. During the period ended May 31, 2001, the fund was charged $260,282 pursuant to the Plan.

(c) Under the Shareholder Services Plan, the fund pays the Distributor at an annual rate of .25 of 1% of the value of the fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended May 31, 2001, the fund was charged $128,474 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended May 31, 2001, the fund was charged $38,370 pursuant to the transfer agency agreement.


(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the act receives an annual fee of $40,000 and an attendance fee of $6,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Company's Emeritus Program Guidelines, Emeritus Boards members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(e) A 1% redemption fee is charged and retained by the fund on shares redeemed within six months following the date of issuance, including on redemptions made through the use of the fund's exchange privilege.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended May 31, 2001, amounted to $74,094,180 and $86,751,033, respectively.

At May 31, 2001, accumulated net unrealized appreciation on investments was $527,334, consisting of $2,266,702 gross unrealized appreciation and $1,739,368 gross unrealized depreciation.

At May 31, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5--Subsequent Event:

On May 21, 2001, the Board of Directors approved, subject to approval by the shareholders of the fund, an Agreement and Plan of Reorganization providing for the transfer of all of the assets and liabilities of the fund in a tax free exchange of shares of Dreyfus Founders International Equity Fund at net asset value.

                                                                        The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors Dreyfus International Growth Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus International Growth Fund (one of the series comprising Dreyfus International Funds, Inc.) as of May 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Dreyfus International Growth Fund at May 31, 2001 the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


Ernst & Young
New York, New York
July 9, 2001



IMPORTANT TAX INFORMATION (Unaudited)

For Federal tax purposes, the fund hereby designates $1.3610 per share as a long-term capital gain distribution of the $4.5000 per share paid on December 8, 2000.

                                                                        The Fund

                      For More Information

                        Dreyfus International Growth Fund
                        200 Park Avenue
                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                      Transfer Agent &
                      Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                      Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166



To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2001 Dreyfus Service Corporation                                  095AR0501


================================================================================



Dreyfus
Emerging Markets
Fund

ANNUAL REPORT
May 31, 2001

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            13   Statement of Assets and Liabilities

                            14   Statement of Operations

                            15   Statement of Changes in Net Assets

                            16   Financial Highlights

                            17   Notes to Financial Statements

                            22   Report of Independent Auditors

                            23   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                        Dreyfus
                                                          Emerging Markets Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus Emerging Markets Fund, covering the 12-month period from June 1, 2000 through May 31, 2001. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, D. Kirk Henry.

While the past year has been difficult for the U.S. economy, weakness in most international economies has not been as severe. What's more, we have recently seen signs that improvement in the U.S. may be in sight, which could lead to better conditions in Europe as well. The Federal Reserve Board's aggressive easing of monetary policy has produced a 2.5 percentage-point drop in short-term interest rates, a move designed to stimulate economic growth. Passage of a $1.3 trillion federal tax cut should further boost U.S. economic growth, as should reduced inventories of products on manufacturers' shelves. Based on these and other factors, we believe that currently weak economic conditions should give way to renewed economic growth in the U.S. later this year and in Europe soon thereafter. Japan' s economy remains mired in recession, however, despite the recent election of a reform-minded Prime Minister.

The implications of this economic scenario may be positive for certain sectors of the international stock markets, especially global companies that rely on exports to the United States. A stronger global economy may also help spark a recovery in the shares of companies whose stock prices are inexpensive relative to historical norms, as well as stocks of fundamentally sound companies that were severely punished during the recent downturn.

Of course, our economic perspectives may change as new information becomes available. We encourage you to contact your financial advisor for information about ways to refine your investment strategies in the current environment. For additional market perspectives, point your web browser to www.dreyfus.com and go to the Market Commentary section.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
June 15, 2001




DISCUSSION OF FUND PERFORMANCE

D. Kirk Henry, Portfolio Manager

How did Dreyfus Emerging Markets Fund perform relative to its benchmark?

For the 12-month period ended May 31, 2001, Dreyfus Emerging Markets Fund produced a total return of -0.99%.(1) In comparison, the fund's benchmark, the Morgan Stanley Capital International Emerging Markets Free Index ("MSCI EMF
Index"  ), produced   a  total  return  of  -21.71%  for  the  same  period.(2)

We attribute the market and the fund's performance to a difficult investment environment over the past year. However, we are pleased that our individual stock selection strategy enabled us to produce higher returns than the MSCI EMF Index. We were also encouraged by the rebound in many of the emerging markets during the second half of the reporting period.

What is the fund's investment approach?

We use a value-oriented and research-driven approach to security selection within each market, investing in companies located in emerging market countries as represented in our benchmark, the MSCI EMF Index, or in any other country that we believe has an emerging market or economy. Countries currently represented in the benchmark include Argentina, Brazil, Chile, China, Columbia, the Czech Republic, Greece, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Russia, Sri Lanka, South Africa, Taiwan, Thailand, Turkey and Venezuela.

When choosing stocks for the fund, we begin by conducting fundamental and quantitative research that focuses on individual companies rather than broad economic and industry trends. More specifically, we look for investment opportunities by focusing on three key factors: VALUE, or how a stock is valued relative to its intrinsic worth based on traditional measures; BUSINESS HEALTH, or a company's overall efficiency and
                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

profitability as measured by its return on assets and return on equity; and BUSINESS MOMENTUM, or the presence of a catalyst that will potentially trigger
an increase in the   stock's price in   the near- or midterm.

What other factors influenced the fund's performance?

During the first half of the reporting period, rising interest rates and a slowdown in U.S. economic growth adversely affected the fund and the emerging markets. However, by the second half of the period, the fund's performance improved, largely because investors began to look to emerging markets as a way to diversify their portfolios. Investors apparently believed that they might receive greater rewards in emerging markets, where stock valuations tended to be lower than in the U.S. markets.

The fund achieved particularly good results in four key areas: China, Taiwan, India and Malaysia. In each of these areas, our individual security selection strategy produced better returns than the MSCI EMF Index.

China represented the most positive contributor to the fund's performance. What's more, five of the fund's top 10 performing stocks came from China. We limited the fund's exposure to the technology area and emphasized stocks in other industries that, in our view, were inexpensively priced.

We maintained about half of the exposure to Taiwan than that of the MSCI EMF Index, which helped the fund' s relative performance. Generally, we avoided Taiwanese technology companies, which were hit particularly hard, and instead concentrated on the financial, telecom and industrial groups, which performed relatively well.

The fund's Indian stocks performed better than the Index's Indian component -- the fund's stocks were down approximately 10% versus a 25% decline for the Index.

Finally, we limited the fund's Malaysian exposure to half of that of the Index, a move that helped our relative performance. Gaming companies and conglomerates ranked among the fund's better performers in Malaysia.


What is the fund's current strategy?

As  of  May  31,  2000,  we  selectively  and  moderately  increased  the fund's investments in technology, especially in Taiwan where some of the fund's technology stocks are up since the beginning of 2001. Generally speaking, while the business fundamentals of many technology companies remain poor and valuations are still relatively high, we are finding a number of technology companies that we believe are attractive investment opportunities. We are being very selective with respect to these investments, and we are keeping the fund's overall technology exposure lower than that of the MSCI EMF Index. Because the technology sector contains a relatively large percentage of the stocks within the emerging markets, our limited exposure there has resulted in modest
increases   to  our  portfolio  composition  in  most  other  industry  groups.

June 15, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF NET DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MORGAN STANLEY CAPITAL INTERNATIONAL EMERGING MARKETS FREE (MSCI EMF) INDEX IS A MARKET CAPITALIZATION-WEIGHTED INDEX COMPOSED OF COMPANIES REPRESENTATIVE OF THE MARKET STRUCTURE OF 26 EMERGING MARKET COUNTRIES IN EUROPE, LATIN AMERICA AND THE PACIFIC BASIN.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Emerging Markets Fund and the Morgan Stanley Capital International Emerging Markets Free Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 5/31/01

                                                                              Inception                              From
                                                                                Date              1 Year           Inception
------------------------------------------------------------------------------------------------------------------------------------

FUND                                                                           6/28/96            (0.99)%            4.19%

((+)) SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN THE DREYFUS EMERGING MARKETS FUND ON 6/28/96 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE MORGAN STANLEY CAPITAL INTERNATIONAL EMERGING MARKETS FREE INDEX ON THAT DATE. FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 6/30/96 IS USED AS THE BEGINNING VALUE ON 6/28/96. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES. THE MORGAN STANLEY CAPITAL INTERNATIONAL EMERGING MARKETS FREE INDEX (THE "INDEX") IS A MARKET CAPITALIZATION-WEIGHTED INDEX COMPOSED OF COMPANIES REPRESENTATIVE OF THE MARKET STRUCTURE OF 26 EMERGING MARKET COUNTRIES IN EUROPE, LATIN AMERICA AND THE PACIFIC BASIN. THE INDEX EXCLUDES CLOSED MARKETS AND THOSE SHARES IN OTHERWISE FREE MARKETS, WHICH ARE NOT PURCHASABLE BY FOREIGNERS. THE INDEX INCLUDES GROSS DIVIDENDS REINVESTED AND DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. THESE FACTORS CAN CONTRIBUTE TO THE INDEX POTENTIALLY OUTPERFORMING THE FUND. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT




STATEMENT OF INVESTMENTS

May 31, 2001

COMMON STOCKS--91.8%                                                                             Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ARGENTINA--1.4%

Banco Hipotecario                                                                               197,290  (a)           1,499,554

Telecom Argentina Stet--France Telecom, ADR                                                     130,250                2,033,202

                                                                                                                       3,532,756

BRAZIL--6.7%

Companhia de Saneamento Basico do Estado de Sao Paulo                                            35,630                2,500,200

Companhia Vale do Rio Doce, ADR                                                                 103,300                2,489,530

Petroleo Brasileiro, ADR                                                                         41,950                1,187,185

Tele Celular Sul Participacoes, ADR                                                              65,150                1,317,333

Tele Norte Leste Participacoes, ADR                                                             112,639                1,785,328

Telecomunicacoes Brasileiras, ADR (PFD Block)                                                    84,550                4,146,332

Ultrapar Participacoes, ADR                                                                     209,600                1,519,600

Unibanco, GDR                                                                                    32,700                  835,485

Votorantim Celulose e Papel, ADR                                                                106,300                1,376,585

                                                                                                                      17,157,578

CHILE--2.4%

Compania de Telecomunicaciones de Chile, ADR                                                    175,933  (a)           2,647,792

Cristalerias de Chile, ADR                                                                       54,800                1,054,900

Quinenco, ADR                                                                                   310,300                2,435,855

                                                                                                                       6,138,547

CHINA--4.1%

Guangdong Kelon Electrical, Cl. H                                                             1,336,000  (a)             432,498

Guangshen Railway, Cl. H                                                                     11,271,000                1,892,998

Jiangxi Copper, Cl. H                                                                         3,286,000                  522,403

PetroChina, ADR                                                                                  85,800                1,919,346

Qingling Motors, Cl. H                                                                        3,021,000                  784,318

Shandong International Power Development, Cl. H                                               9,295,000                2,276,142

Sinopec Yizheng Chemical Fibre, Cl. H                                                         4,413,400                  961,920

Zhejiang Expressway, Cl. H                                                                    7,233,000                1,724,837

                                                                                                                      10,514,462

CROATIA--1.3%

Pliva d.d., GDR                                                                                 312,300  (b)           3,322,872

CZECH REPUBLIC--.4%

Komercni Banka, GDR                                                                                   2  (a,b)                19

Philip Morris CR                                                                                  7,881                1,152,808

                                                                                                                       1,152,827

EGYPT--3.4%

Commercial International Bank, GDR                                                              328,600  (b)           2,894,966

                                                                                                     The Fund


STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                         Shares               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

EGYPT (CONTINUED)

Misr International Bank, GDR                                                                    286,900  (b)           1,456,018

Orascom Construction Industries                                                                 123,283  (a)           1,090,916

Paints & Chemical Industries, GDR                                                               669,100  (b)             886,557

Suez Cement, GDR                                                                                270,670  (a,b)         2,496,931

                                                                                                                       8,825,388

GREECE--1.8%

Hellenic Telecommunications Organization                                                            595                    8,209

Hellenic Telecommunications Organization, ADR                                                   688,155                4,693,217

                                                                                                                       4,701,426

HONG KONG--2.4%

Brilliance China Automotive                                                                   2,692,000                  811,072

CNOOC, ADR                                                                                       64,000                1,276,800

China Pharmaceutical Enterprise and Investment                                               11,506,000                1,504,669

Hengan International                                                                          6,267,000                1,365,920

Mandarin Oriental International                                                               1,923,000                1,182,645

                                                                                                                       6,141,106

HUNGARY--3.0%

EGIS                                                                                             57,263                1,821,631

MOL Magyar Olaj-es Gazipari                                                                      99,077                1,437,143

Magyar Tavkozlesi                                                                               501,600                1,570,584

OTP Bank                                                                                         45,000                2,385,875

Pick Szeged                                                                                      32,332  (a)             398,908

                                                                                                                       7,614,141

INDIA--11.5%

BSES, GDR                                                                                       121,100  (b)           1,665,125

Bajaj Auto, GDR                                                                                 370,296  (a,b)         2,453,211

Gas Authority of India, GDR                                                                     437,000  (b)           3,583,400

Grasim Industries, GDR                                                                          122,200  (b)             992,875

ICICI, ADR                                                                                       94,300                1,108,025

Indian Hotels, GDR                                                                              240,050  (a,b)         1,470,306

Mahanagar Telephone Nigam, GDR                                                                  808,400  (b)           4,931,240

Mahindra & Mahindra, GDR                                                                        654,400  (b)           1,734,160

NIIT                                                                                            162,000                1,638,194

State Bank of India, GDR                                                                        247,300  (b)           2,596,650

Tata Engineering & Locomotive, GDR                                                            1,094,600  (b)           1,915,550

Videsh Sanchar Nigam, ADR                                                                       360,022                5,321,125

                                                                                                                      29,409,861


COMMON STOCKS (CONTINUED)                                                                         Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INDONESIA--1.3%

PT Indah Kiat Pulp & Paper                                                                   20,851,000  (a)             693,472

PT Indosat, ADR                                                                                 174,300                1,464,120

PT Indo-Rama Synthetics                                                                             500                       28

PT Telekomunikasi Indonesia, ADR                                                                228,600                1,236,726

                                                                                                                       3,394,346

ISRAEL--3.5%

AudioCodes                                                                                      164,300  (a)           1,307,828

Bank Hapoalim                                                                                 1,853,800                4,506,822

Blue Square-Israel, ADR                                                                         112,700                1,620,626

ECI Telecom                                                                                     247,200                1,495,560

                                                                                                                       8,930,836

MALAYSIA--2.8%

Berjaya Sports Toto                                                                           1,694,000                1,676,169

Genting                                                                                         796,300                1,781,197

Malayan Banking                                                                                 151,000                  377,500

Perusahaan Otomobil Nasional                                                                    200,000                  276,316

Petronas Gas                                                                                    830,000                1,266,842

Sime Darby                                                                                    1,895,000                1,924,921

                                                                                                                       7,302,945

MEXICO--10.6%

Alfa, Ser. A                                                                                  1,800,800                2,916,395

Apasco                                                                                          480,900                2,581,897

Cemex                                                                                           233,000                1,229,860

Consorcio ARA                                                                                   983,600  (a)           1,576,849

Controladora Comercial Mexicana                                                                 976,300                  906,081

Controladora Comercial Mexicana, GDR                                                             70,400                1,295,360

Desc, Ser. B                                                                                  6,052,600                3,009,963

Fomento Economico Mexicano, ADR                                                                  14,250                  610,613

Grupo Continental                                                                             1,049,950                1,520,621

Kimberly Clark de Mexico, Cl. A                                                               1,783,200                4,890,941

Pepsi-Gemex, GDR                                                                                517,500  (a)           2,975,625

Telefonos de Mexico, ADR                                                                        109,600                3,780,104

                                                                                                                      27,294,309

PANAMA--1.0%

Banco Latinoamericano de Exportaciones, Cl. E                                                    78,600                2,684,190

PHILIPPINES--3.2%

Bank of the Philippine Islands                                                                  441,825                  664,925

First Philippine                                                                                882,860  (a)             415,206

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                         Shares                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

PHILIPPINES (CONTINUED)

La Tondena Distillers                                                                          1,353,500                 723,654

Manila Electric, Cl. B                                                                        3,080,264  (a)           3,720,715

Philippine Long Distance Telephone, ADR                                                         162,950                2,134,645

Universal Robina                                                                              7,215,600                  642,974

                                                                                                                       8,302,119

POLAND--1.6%

KGHM Polska Miedz                                                                               402,150  (a)           2,292,230

Polski Koncern Naftowy Orlen                                                                    269,100                1,337,898

Powszechny Bank Kredytowy                                                                        15,000                  360,075

                                                                                                                       3,990,203

RUSSIA--.8%

OAO LUKoil ADR                                                                                   39,750                2,081,906

SINGAPORE--.3%

Golden Agri-Resources                                                                         6,931,000  (a)             670,309

SOUTH AFRICA--7.0%

ABSA                                                                                            575,382                2,515,724

Barloworld, ADR                                                                                      40                      280

Edgars Consolidated Stores                                                                      361,850                1,121,034

Foschini                                                                                      1,807,423                1,320,853

Illovo Sugar                                                                                  1,716,000                1,389,092

Metro Cash and Carry                                                                          7,215,505                1,099,677

Murray & Roberts                                                                              1,584,400  (a)           1,147,973

Nampak                                                                                        2,257,400                3,172,486

Nedcor                                                                                           73,000                1,386,134

Pretoria Portland Cement                                                                         91,443                  759,645

Sage                                                                                            496,568                  604,814

Tiger Brands                                                                                    382,600                2,772,117

Woolworths                                                                                    1,790,587                  760,524

                                                                                                                      18,050,353

SOUTH KOREA--11.7%

Cheil Communications                                                                             16,750                1,431,792

Cheil Jedang                                                                                     35,720                1,286,868

H&CB, ADR                                                                                       254,551                2,845,880

Kookmin Bank                                                                                     40,000                  518,345

Kookmin Bank, GDR                                                                               148,613  (b)            1,945,344

Korea Electric Power                                                                            282,900                 5,366,487

Korea Electric Power, ADR                                                                        75,350                   794,942



COMMON STOCKS (CONTINUED)                                                                         Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

SOUTH KOREA (CONTINUED)

Korea Fine Chemical                                                                              61,906                1,140,501

Pohang Iron & Steel                                                                              25,590                2,087,553

Pohang Iron & Steel, ADR                                                                        122,550                2,493,892

SK                                                                                              347,239                4,350,653

SK Telecom, ADR                                                                                  84,130                1,612,772

Samsung                                                                                         340,350                2,125,527

Samsung Electronics                                                                              12,850                2,126,620

                                                                                                                       30,127,176

TAIWAN--5.9%

Advanced Semiconductor Engineering                                                            1,798,000  (a)           1,299,439

China Steel                                                                                     838,000                  449,900

China Steel, ADR                                                                                 99,654  (b)           1,064,305

Compal Electronics                                                                            1,719,375                2,297,572

D-Link                                                                                        1,194,000                1,750,495

Elan Microelectronics                                                                           734,000                1,472,330

Nan Ya Plastic                                                                                2,190,000                2,364,425

Nien Hsing Textile Co.                                                                        1,000,000  (a)             914,454

Standard Foods Taiwan                                                                         3,316,984                  909,969

Standard Foods Taiwan, GDR                                                                          978  (b)               1,345

Taiwan Semiconductor Manufacturing                                                              981,000  (a)           2,589,956

                                                                                                                      15,114,190

THAILAND--.9%

Saha-Union                                                                                     2,943,500                 875,849

Thai Farmers Bank                                                                             3,112,600  (a)           1,457,852

                                                                                                                       2,333,701

TURKEY--1.7%

Akcansa Cimento                                                                             177,082,200                1,029,195

Hurriyet Gazetecilik ve Matbaacilik                                                         328,651,680  (a)             716,292

Turkcell Iletisim Hizmetleri, ADR                                                               189,472                  610,102

Turk Ekonomi Bankasi, GDR                                                                       349,125  (a)             619,697

Uzel Makina Sanayii, GDR                                                                        290,050                  311,804

Yapi ve Kredi Bankasi                                                                       376,487,100  (a)           1,094,065

                                                                                                                       4,381,155

UNITED KINGDOM--1.1%

South African Breweries                                                                         381,800                2,785,221

TOTAL COMMON STOCKS

   (cost $266,962,231)                                                                                               235,953,923

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

PREFERRED STOCKS--2.2%                                                                            Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

BRAZIL

Companhia Energetica de Minas Gerais                                                            337,057                3,277,243

Petroleo Brasileiro                                                                              97,000                2,452,167

TOTAL PREFERRED STOCKS

   (cost $6,903,597)                                                                                                   5,729,410
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal

SHORT-TERM INVESTMENTS--3.6%                                                                 Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS:

   4.92%, 7/26/01                                                                               834,000                  829,663

   4.755%, 8/9/01                                                                             1,565,000                1,554,577

   4.745%, 8/16/01                                                                            5,042,000                5,004,840

   4.77%, 8/23/01                                                                             1,915,000                1,899,489

TOTAL SHORT-TERM INVESTMENTS

   (cost $9,287,317)                                                                                                   9,288,569
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $283,153,145)                                                             97.6%              250,971,902

CASH AND RECEIVABLES (NET)                                                                         2.4%                6,210,670

NET ASSETS                                                                                       100.0%              257,182,572

(A)  NON-INCOME PRODUCING.

(B)  SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM
     REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT MAY 31, 2001,
     THESE SECURITIES AMOUNTED TO $35,410,874 OR 13.8% OF NET ASSETS.

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF ASSETS AND LIABILITIES

May 31, 2001

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           283,153,145   250,971,902

Cash                                                                    137,113

Cash denominated in foreign currencies                 10,636,650    10,433,940

Receivable for investment securities sold                             1,623,616

Dividends receivable                                                    913,262

Receivable for shares of Common Stock subscribed                        377,812

Prepaid expenses                                                         17,398

                                                                    264,475,043
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           330,507

Payable for investment securities purchased                           6,385,508

Payable for shares of Common Stock redeemed                             399,098

Net unrealized depreciation on forward currency
  exchange contracts--Note 4(a)                                             774

Accrued expenses                                                        176,584

                                                                      7,292,471
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      257,182,572
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     307,237,495

Accumulated undistributed investment income--net                      2,063,172

Accumulated net realized gain (loss) on investments

  and foreign currency transactions                                (19,832,643)

Accumulated net unrealized appreciation (depreciation)

  on investments and foreign currency transactions--Note 4(b)      (32,285,452)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      257,182,572
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(100 million shares of $.001 par value Common Stock authorized)      22,074,007

NET ASSET VALUE, offering and redemption price per share--Note 3(d) ($)   11.65

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Year Ended May 31, 2001

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $508,001 foreign taxes withheld at source)    6,289,588

Interest                                                               549,661

TOTAL INCOME                                                         6,839,249

EXPENSES:

Management fee--Note 3(a)                                            3,046,412

Shareholder servicing costs--Note 3(b)                                 739,757

Custodian fees                                                         435,508

Registration fees                                                       49,901

Professional fees                                                       31,218

Prospectus and shareholders' reports                                    22,708

Directors' fees and expenses--Note 3(c)                                 16,784

Interest expense--Note 2                                                 3,887

Loan commitment fees--Note 2                                             2,197

Miscellaneous                                                           16,895

TOTAL EXPENSES                                                       4,365,267

INVESTMENT INCOME--NET                                               2,473,982
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and foreign currency
transactions                                                      (14,288,135)

Net realized gain (loss) on forward currency exchange contracts      (413,321)

NET REALIZED GAIN (LOSS)                                          (14,701,456)

Net unrealized appreciation (depreciation) on
  investments and foreign currency transactions                      6,577,994

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (8,123,462)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             (5,649,480)

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF CHANGES IN NET ASSETS

                                                       Year Ended May 31,
                                             -----------------------------------
                                                     2001                 2000
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          2,473,982            2,546,649

Net realized gain (loss) on investments      (14,701,456)           40,705,669

Net unrealized appreciation
   (depreciation) on investments               6,577,994           (35,771,590)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  (5,649,480)            7,480,728
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                        (2,498,924)          (1,238,179)

Net realized gain on investments             (29,726,012)         (11,391,249)

TOTAL DIVIDENDS                              (32,224,936)         (12,629,428)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                 206,504,644         213,538,027

Dividends reinvested                           25,171,939          10,020,271

Cost of shares redeemed                      (162,750,915)        (86,801,624)

Redemption fee                                     99,919              69,298

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                  69,025,587         136,825,972

TOTAL INCREASE (DECREASE) IN NET ASSETS        31,151,171         131,677,272
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           226,031,401          94,354,129

END OF PERIOD                                 257,182,572         226,031,401

Undistributed investment income--net            2,063,172           2,088,114
-------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                    15,872,502          14,299,234

Shares issued for dividends reinvested          2,282,134             674,312

Shares redeemed                               (12,682,293)         (5,888,072)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   5,472,343           9,085,474

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                                             Year Ended May 31,
                                                                 -------------------------------------------------------------------
                                                                 2001           2000           1999          1998       1997(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            13.61          12.55          11.18          14.21        12.50

Investment Operations:

Investment income--net                                            .13(b)         .22(b)         .14            .04          .05

Net realized and unrealized

   gain (loss) on investments                                    (.37)          1.95           1.33          (2.62)        1.70

Total from Investment Operations                                 (.24)          2.17           1.47          (2.58)        1.75

Distributions:

Dividends from investment income--net                            (.13)         (.11)           (.09)         (.02)         (.02)

Dividends from net realized
   gain on investments                                          (1.59)        (1.01)           (.02)         (.24)         (.02)

Dividends in excess of net realized
   gain on investments                                             --            --             --           (.20)          --

Total Distributions                                             (1.72)        (1.12)           (.11)         (.46)         (.04)

         Redemption fee added to paid-in capital                  .00(c)        .01             .01           .01           --

Net asset value, end of period                                  11.65         13.61           12.55          11.18        14.21
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                 (.99)        16.54           13.56         (18.11)       14.07(d)
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.79          1.85            1.88           1.94         1.85(d)

Ratio of net investment income
   to average net assets                                         1.02          1.48            1.42            .54          .70(d)

Decrease reflected in above
   expense ratios due to undertakings
   by The Dreyfus Corporation                                      --            --              --            .00(e)       .36(d)

Portfolio Turnover Rate                                         78.00         105.84          87.81          87.46        52.52(d)
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         257,183        226,031         94,354         74,828       50,382

(A) FROM JUNE 28, 1996 (COMMENCEMENT OF OPERATIONS) TO MAY 31, 1997.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D) NOT ANNUALIZED.

(E) AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Emerging Markets Fund (the "fund") is a separate non-diversified series of Dreyfus International Funds, Inc. (the "Company"), which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering two series, including the fund. The fund's investment objective is long-term capital appreciation. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A, which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(B) FOREIGN CURRENCY TRANSACTIONS: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $4,354 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding during the period ended May 31, 2001 was approximately $66,700, with a related weighted average annualized interest rate of 5.83%.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of 1.25% of the value of the fund's average daily net assets and is payable monthly.

(B) Under the Shareholder Services Plan, the fund pays the Distributor at an annual rate of .25 of 1% of the value of the fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended May 31, 2001, the fund was charged $609,282 pursuant to the Shareholder Services Plan.

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended May 31, 2001, the fund was charged $69,182 pursuant to the transfer agency agreement.

(C) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $40,000 and an attendance fee of $6,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Company's Emeritus Program Guidelines, Emeritus Boards members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(D) A 1% redemption fee is charged and retained by the fund on shares redeemed within six months following the date of issuance, including redemptions made through the use of the fund's exchange privilege.

NOTE 4--Securities Transactions:

(A) The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended May 31, 2001, amounted to $207,431,256 and $177,448,611, respectively.

The fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. The following summarizes open forward currency exchange contracts at May 31, 2001:


                                                   Foreign
Forward Currency                                  Currency                                                              Unrealized
Exchange Contracts                                 Amounts              Cost ($)              Value ($)          (Depreciation) ($)
------------------------------------------------------------------------------------------------------------------------------------

PURCHASES:

Israeli Shekel,
    expiring 6/1/01                               1,653,495              400,362                399,588                      (774)

Malaysian Ringgit,
    expiring 6/1/01                               1,429,112              376,231                376,231                        --

TOTAL                                                                                                                        (774)


(B) At May 31, 2001, accumulated net unrealized depreciation on investments and forward currency exchange contracts was $32,182,017, consisting of $16,519,747 gross unrealized appreciation and $48,701,764 gross unrealized depreciation.

At May 31, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors Dreyfus Emerging Markets Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Emerging Markets Fund (one of the series comprising Dreyfus International Funds, Inc.) as of May 31, 2001, and the related statement of operations for the year ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Emerging Markets Fund at May 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


Ernst & Young
New York, New York
July 9, 2001



IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the fund elects to provide each shareholder with their portion of the fund's foreign taxes paid and the income sourced from foreign countries. Accordingly, the fund hereby makes the following designations regarding its fiscal year ended May 31, 2001:

   -- the total amount of taxes paid to foreign countries was $508,001.

   -- the total amount of income sourced from foreign countries was $3,835,835.

As required by Federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign source income for the 2001 calendar year with Form 1099-DIV which will be mailed by January 31, 2002.

Additionally, for Federal tax purposes, the fund hereby designates $.181 per share as a long-term capital gain distribution of the $1.7280 per share paid on December 13, 2000.

                                                                        The Fund

NOTES

                      For More Information

                        Dreyfus
                        Emerging Markets Fund
                        200 Park Avenue
                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                      Transfer Agent &
                      Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                      Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166



To obtain information:

BY TELEPHONE Call
1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2001 Dreyfus Service Corporation                                  327AR0501